Exhibit 99.1
Reinsurance Group of America, Incorporated Reinsurance Group of America, Incorporated | Wednesday, September 7, 2011 Reinsurance Group of America, Incorporated | Wednesday, September 7, 2011 Keefe, Bruyette & Woods 2011 Insurance Conference

Safe Harbor This presentation contains forward-looking statements, including among other things, investment performance, statements relating to projections of the revenue or earnings, and future financial performance and growth potential of RGA and its subsidiaries. Important factors could cause actual results and events to differ materially from those expressed or implied by such forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit rating thereof, (17) competitive factors and competitors' responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) action by regulators who have authority over our reinsurance operations in the jurisdictions in which we operate, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal and interest on our debt obligations, and (27) other risks and uncertainties described in this presentation and in our other filings with the SEC, including the "Risk Factors" set forth in our filings with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date hereof. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. 2

Capital Allocation Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory-based approach to an economic-based approach. To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology. This change in capital allocation does not affect the Company's reported consolidated financial results. 3 RGA uses a non-GAAP financial measure called "operating income" as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company's continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company's ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. Additionally, the Company evaluates its stockholder equity position excluding the impact of "Other Comprehensive Income". This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders' equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation. Non-GAAP Measures

Agenda Overview Financial Performance Capital Management Life Reinsurance Market Growth Opportunities Conclusion Appendix 4

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An Investment in RGA... A unique opportunity Sole U.S.-based publicly traded life-only reinsurer Distinct risk profile A global leader in life reinsurance; limited competition Risk profile differs from direct writers High degree of mortality expertise Combination of high-growth and mature businesses Long history of consistent performance Highly rated, highly regarded by clients Solid global footprint, market leader in most key markets Experienced management team RGA is a dominant global life & health reinsurer with over $2.5 trillion of life reinsurance in force

How Does RGA Differ from Direct Life Insurance Companies? Relatively high ROE Success based primarily on ability to underwrite mortality and morbidity risks Less reliant on spread-type businesses Relatively low equity market sensitivity and correlation Wholesale business; no distribution forces to manage Lower asset leverage Less sensitive to prolonged low interest rate environment Primarily a mortality investment Mortality rates more predictable than interest rates and equity markets

A leading global life reinsurance company Proven track record of profitability #1 facultative reinsurer with high degree of mortality expertise and underwriting controls Strong presence in key international markets provides diversification and significant earnings contributions Industry leading management talent and technical expertise International presence provides new market opportunities near term and longer term Reinsurance penetration is very low in key Asian markets Consolidation and changing capital requirements in the life markets creates opportunities to increase RGA's market share North American group reinsurance market accessed via 2009 ReliaStar acquisition Business relationships in over 65 countries with a local presence in 20 countries Profile Growth Dynamics Reinsurance Group of America

Operational Strength = High Levels of Client Satisfaction #1 in U.S. and Canada recurring new business(1) Largest facultative reinsurer(2) Steady premium growth Long track record of profitability Voted Best Overall Life Reinsurer per Flaspohler Cedant Survey in each survey since 2005 #1 in Business Capability Index - Asia(3) Second-largest reinsurer of new individual life with 17% market share(3) Leading underwriter of facultative applications(2) Best able to deliver competitive advantage to insurers(3) Strong North American Market Positions #1 in Business Capability Index - UK & Ireland(4) UK/Ireland leader in new individual life with 30% market share(4) Local presence in France, Germany, Italy, the Netherlands, Poland and Spain Changes in regulation and solvency measures expected to provide opportunities for new market entrants Well-Positioned in Rapidly Growing Asian Markets Continued Expansion into Europe Offers Growth Opportunities (1) 2010 Munich American / Society of Actuaries Reinsurance Survey (2) Based on Company estimate (3) NMG Financial Services Consulting - 2010 Life & Health Reinsurance Programme - Asia (4) NMG Financial Services Consulting - 2010 Life & Health Reinsurance Study - UK and Ireland

Experienced Executive Management Team (1) Includes experience in life insurance and life reinsurance industries (2) Includes experience with RGA's predecessor, the reinsurance division of General American Life Insurance Company

RGA Reinsurance RGA Canada RGA International & RGA Global Standard & Poor's AA- AA- AA- A.M. Best A+ A+ NR Moody's A1 NR NR Standard & Poor's A- A.M. Best a- Moody's Baa1 RGA Senior Debt Ratings Financial Strength Ratings

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December 31, 1993 December 31, 2010 CAGR Market Cap $480M $4.1B 13.4% Assets $1.2B $29.1B 20.6% Net Income $34.1M $574.4M 18.1% Operating Income(1) $30.5M $504.0M 17.9% Premiums $380M $6.7B 18.4% Employees 198 1,535 12.8% Financial Snapshot / RGA Growth (1) See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

Operating EPS Growth 14% (5-year CAGR, 2005-2010) Premium Growth 11% (5-year CAGR, 2005-2010) Operating ROE* 13% (average, 2006-2010) BV/Share Growth* 13% (17-year CAGR, since IPO) Historical Performance * Excludes accumulated other comprehensive income. See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Financial Highlights

Operating Return on Equity* 2006...13% 2007...14% 2008...14% 2009...13% 2010...13% Operating Income ($ in millions) Operating Income Per Share *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. 5-Year CAGR 17% 5-Year CAGR 14% Consolidated Operating Income* 15 Delivering value and growth 14.8% 15.6%

($ in millions) 5-year CAGR 11% 2010 includes $301 million of premiums related to the acquisition of ReliaStar Life Insurance Company's group life and health reinsurance business Consolidated Net Premiums Consistent growth 10%

2008 adversely affected by foreign currency translation Life Reinsurance in Force ($ in billions)

Book Value Per Share* 10-Year Trend Continuous increase in value 10 year CAGR 10.9% * Book value excludes other comprehensive income. See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

Asset Type ($ in millions) Carrying Value December 31, 2010 Carrying Value June 30, 2011 YTD Change Fixed Maturities $14,305 $15,154 $849 Mortgage Loans 886 908 22 Policy Loans 1,228 1,230 2 Funds Withheld at Interest 5,422 5,672 250 Cash and Short Term 582 836 254 Other 707 799 92 $23,130 $24,599 $1,469 Consolidated Invested Asset Profile Stable balance sheet driven by strong invested asset portfolio with limited exposure to GIIPS

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2Q11 Debt includes $200 million short-term debt $850 million Timberlake Notes/collateral finance facility not included in figures above. ($ in millions) Hybrid to Total Capital Total Capitalization Levels (Excluding Other Comprehensive Income) Debt to Total Capital 70% 50% 40% 30% 20% 10% 0% 60% 5.4% 22.1% $5,509 $4,944 $5,874 $4,242 $3,748 $3,246

Capital Management Recent transactions / announcements 1Q 2011: Redeemed convertible security, purchased 5.5 million shares 3Q 2011: Increased quarterly dividend 50% to $0.18/share Looking ahead RGA transitioning from net capital user to net capital producer Continued active management of an efficient capital base Generate projected $200 million excess capital per year

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Source: SOA/Munich American Re 2010 Reinsurance Survey (excludes group and portfolio business) North American Market Share Individual Life Reinsurance in Force $ Billions as of December 31, 2010 Rank Reinsurer In Force Market Share 1 Swiss Re 1,705.4 21.4% 2 RGA 1,547.0 19.4% 3 Munich American Re 1,148.0 14.4% 4 Transamerica Re* 928.9 11.7% 5 Hannover Re 599.6 7.5% 6 Generali USA Life Re 493.7 6.2% 7 SCOR Global Life 290.3 3.6% 8 Scottish Re (acquired ING) 249.6 3.1% 9 GE Ins. Solutions (ERC-US/CAN) 236.3 3.0% 10 Canada Life 210.5 2.6% *Transamerica acquired by SCOR in April 2011

Sources: Company annual reports, A.M. Best insurance reports Top 10 Global Life & Health Reinsurers Ranked by 2010 Net Premiums $ Millions Rank Reinsurer Net Premiums 1 Munich Re Group 9,958 2 Swiss Reinsurance Company 8,759 3 Reinsurance Group of America 6,660 4 Hannover Re Group 6,168 5 Berkshire Hathaway Group1 5,087 6 SCOR Global Life Reinsurance 3,643 7 London Re2 3,144 8 Assicurazioni Generali3 2,444 9 Transamerica Re* 2,111 10 China Life Re 1,216 1Includes General Re and BHRG results 2Premium income 3Gross written premiums *Transamerica acquired by SCOR in April 2011

Source: Munich American / Society of Actuaries Reinsurance Surveys Life Reinsurance Consolidation 2000 2010 2000 2010 Top 5 Companies 57.8% 70.9% 91.4% 96.0% Top 10 Companies 83.8% 93.5% 99.6% 100.0% Top 15 Companies 96.4% 99.0% 100.0% 100.0% Top 20 Companies 99.6% 100.0% North American Market Share Based on Inforce U.S. Canada

Source: Munich American / Society of Actuaries Reinsurance Surveys 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in billions) Canada 5 year CAGR 16% +38% +16% +1% -16% +57% United States 5 year CAGR 6% +6% +4% +2% +9% +10% ($ in billions) Life Reinsurance Inforce - North America Market

Life Reinsurance Penetration - New Ordinary Business Production United States ($ in billions) Canada (C$ in billions) Sources: Munich American / Society of Actuaries Reinsurance Surveys, ACLI, CLHIA *Company estimate $1,618* $1,813 $1,891 $1,870 $1,744 $190 $206 $219* $194 $188

Dynamic Environment Solvency II Aging populations Interest rates Changing regulatory requirements Accounting / Financial reporting Non-commission DAC IFRS

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Life Reinsurance - Growth Opportunities Declining cession rates Increasing market share Product diversification Limited number of competitors Mostly stable pricing environment expected to continue; some signs of more competitive environment in the U.S. Attractive group reinsurance market North America International Higher growth rates Penetration rates in most of Asia Pacific (Australia is the exception) and Continental Europe (on risk products) are very low UK growth is picking up; large number of competitors, but opportunities with longevity risk India and China represent longer- term significant opportunities EU solvency and other regulatory risk based capital initiatives will likely be a catalyst for additional reinsurance opportunities Expect low double-digit growth rates overall, fueled by product expansion after years of geographic expansion - multiple ways to grow

Business Capability Index Key Decision Makers - Global 32 A global leader Source: 2009 NMG Consulting Reinsurance Study Asia, A&NZ, Canada, Europe, SA, UK&I and USA RGA's significant differential to sample average positioning AND to second- place indicative of positive momentum and likely lift in future shares/penetration.

Expanding Global Presence Non-U.S. Premiums as a % of RGA Note: Figures exclude Corporate segment.

Global Recognition

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Delivering Value and Growth RGA is 2nd largest life reinsurer in North America; 3rd largest in the world High degree of mortality expertise Multiple growth opportunities Proven track record Industry leading management team

Price to book 2007E ROAE Series 2 #2007E ROAE Series 3 Series 4 Series 5 Series 6 Series 7 Series 8 Series 9 Series 10 Series 11 Series 12 Series 13 Series 14 Series 15 Series 16 Series 17 0.106732858 0.988970588 MET 0.102807434 1.043234323 PRU 0.086128308 0.752115059 PL 0.094785545 0.803351663 LNC 0.102068966 1.149892164 PFG 0.128410915 1.520641088 AMP 0.103672465 0.976076555 UNM 0.129819187 1.346497321 TMK 0.125109471 1.231418028 SFG 0.08282846 0.833737864 SYA 0.122887041 1.406036446 PRI 0.121 1.283 0.121 1.118 1.12x 1.28x Source: FactSet, SNL Financial Note: ROAE calculated by rolling forward 2011E EPS on 2010 end of year book value less dividends; market data as of 4/4/2011 Attractive Opportunity: RGA vs. US Life Insurers

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Operating Segments

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U.S. Mortality Business Market Position Source: Munich American / Society of Actuaries Reinsurance Surveys

Total U.S. Operations 4 Year 9% CAGR 4 Year 13% CAGR Net Premiums ($ in millions) Pre-tax Operating Income* ($ in millions) *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. 4% 10%

U.S. Traditional Operations Automatic reinsurance programs are placed with 3-4 reinsurers, typically with unique terms. RGA's goal is to win business as the 3rd or 4th reinsurer (not as the price leader), offering additional value-added services. RGA's differentiator is our facultative services Companies cannot access these services unless RGA is participating automatically in their reinsurance In order to maintain our industry-leading facultative position, we focus on continually refining and improving these services RGA has taken a leadership role in providing actuarial and underwriting insight for clients Competitive offers Industry-leading time service; 95%+ cases are examined within 24 hours. Solid, individual life capacity; up to $8 million Facultative Application Console (FAC) allowing clients to submit cases electronically to all reinsurers AURA technology-based rules engine (ASAP) allowing clients to link to RGA underwriting rules for immediate decisions Webcasts providing current insights and emerging trends Approach to the Market Facultative Excellence $1.3 trillion of life reinsurance in force Largest source of revenue and earnings within RGA High-quality, long-term, client base Recognized leader in facultative underwriting; over 100,000 applications per year Overview *See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

U.S. Asset Intensive and Financial Reinsurance Sub-Segments Pre-tax Operating Income* ($ in millions) Asset Intensive Financial Reinsurance Recognized leader in this highly specialized market Limited capital capacity from banks and retrocessionaires in U.S.; opportunities are consistent in Asia Pacific and increasing in U.S. and Europe Intellectual capital is essential due to complexity of transactions Generally a fee-based business for RGA Pre-tax Operating Income* ($ in millions) *See "Reconciliation of Non-GAAP Measures" at the end of this presentation. Primarily annuities and COLI/BOLI; a spread business Some volatility in operating income due to effect of fund returns on VA business RGA shares in asset risk for general account annuity transactions Opportunistic growth; provides meaningful diversification from mortality risk

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Established in 1992 Traditional individual life reinsurance, growing group life/health and creditor business; exploring other opportunities Most of the life insurance companies in Canada are clients A market leader; primary competitors are Munich Re and Swiss Re Strong results and favorable mortality in 2007 and 2008; $10 million adverse foreign exchange on pre-tax operating income in 2009 Overview 4- Year 17% CAGR Premiums $ in millions Pre-tax Operating Income* 4- Year 29% CAGR $ in millions *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. 10% 39% Canada Operations

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Europe and South Africa Operations Spain 1995 Mexico 1998 United Kingdom 1999 South Africa 1999 India 2002 Poland 2006 UK market has fueled past growth Strengthening presence in continental Europe Netherlands Branch office in Poland Primary reinsurance products include life YRT and coinsurance, accelerated critical illness and longevity India viewed as long-term growth opportunity Adverse claim levels in UK in 2009; $6.4 million adverse foreign exchange Overview Markets and Date of Entry Net Premiums 4- Year 12% CAGR Pre-tax Operating Income* $ in millions $ in millions *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Germany 2006 France 2007 Italy 2007 Netherlands 2009 29%

Asia Pacific Operations Hong Kong 1994 Japan 1995 Australia/New Zealand 1996 Malaysia 1997 Taiwan 1999 South Korea 2002 China 2005 4- Year 14% CAGR $ in millions $ in millions Strong results in 2006 - 2009 led by Australia, Japan and South Korea A recognized leader in the Asia Pacific region based on NMG survey Named Asia Pacific "Life Reinsurer of the Year" in 2008 at the 12th annual Insurance Industry Awards Expecting branch license in China in 2011; longer-term growth opportunity Retakaful window in Labuan *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. 16% Overview Markets and Date of Entry Net Premiums Pre-tax Operating Income*

Non-GAAP Reconciliations

Financial Performance Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

Financial Performance Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

Financial Performance GAAP / Operating Income and EPS Reconciliations ($ in millions)

Financial Performance Stockholders' Equity Reconciliation ($ in millions)

Financial Performance Pre-Tax Operating Income ($ in millions) Book Value per Share Reconciliation

Reinsurance Group of America, Incorporated Reinsurance Group of America, Incorporated | Wednesday, September 7, 2011 Reinsurance Group of America, Incorporated | Wednesday, September 7, 2011 Keefe, Bruyette & Woods 2011 Insurance Conference